Exhibit 21

LIST OF FIRST DATA CORPORATION SUBSIDIARIES

(August 13, 2008)

Name of Subsidiary	Jurisdiction of Incorporation
2058229 Ontario Inc.	Ontario
Achex, Inc.	Delaware
ACN 095 393 338 Pty. Limited	Australia
ACT (Computer Services) Limited	United Kingdom
Active Business Services Limited	United Kingdom
Active Computer Services Limited	United Kingdom
Active Software Projects Limited	United Kingdom
Argensur SA	Argentina
Atlantic Bankcard Properties Corporation	North Carolina
Atlantic States Bankcard Association, Inc.	Delaware
Autocash Pty. Limited	Australia
B1 PTI Services, Inc.	Delaware
Bankcard Investigative Group Inc.	Delaware
BNL Positivity Srl	Italy
BOPS Holdings, LLC	Delaware
Business Office Services, Inc.	Delaware
BUYPASS Inco Corporation	Delaware
BWA Merchant Services Pty. Ltd.	Australia
Call Interactive Holdings LLC	Delaware
CallTeleservices, Inc.	Nebraska
CanPay Holdings, Inc.	Delaware
Cardnet Merchant Services Ltd.	United Kingdom
Cardservice Delaware, Inc.	Delaware
Cardservice International, Inc.	California
CardSolve International Inc.	Canada
Cashcard Australia Limited	Australia
CESI Holdings, Inc.	Delaware
Chase Alliance Partners, L.P.	Delaware
Chase Merchant Services, L.L.C.	Delaware
Chase Paymentech Solutions	Ontario general partnership
Chase Paymentech Solutions, LLC	Delaware
CIFS Corporation	Delaware
CIFS LLC	Delaware
ClearCheck Payment Solutions, LLC	Delaware
Concord Computing Corporation	Delaware
Concord Corporate Services, Inc.	Delaware
Concord EFS Financial Services, Inc.	Delaware
Concord EFS, Inc.	Delaware
Concord Emerging Technologies, Inc.	Arizona
Concord Equipment Sales, Inc.	Tennessee
Concord Financial Technologies, Inc.	Delaware
Concord NN, LLC	Delaware
Concord One, LLC	Delaware
Concord Payment Services, Inc.	Georgia
Concord Processing, Inc.	Delaware
Concord Transaction Services, LLC	Colorado
Credit Card Holdings Limited	Ireland
Credit Performance Inc.	Delaware
CTS Holdings, LLC	Colorado
CTS, Inc.	Tennessee

Data Holding Korea (Malaysia) Sdn Bhd	Malaysia
DDA Payment Services, LLC	Delaware
Deecal International	Ireland
Direct Cash Pty. Limited	Australia
DW Holdings Canada ULC	Alberta
DW Holdings, Inc.	Delaware
Eastern States Bankcard Association Inc.	New York not-for-profit
Eastern States Monetary Services, Inc.	New York not-for-profit
EBP Re, Ltd.	Bermuda
EBS Rentals Pty. Limited	Australia
EFS Transportation Services, Inc.	Tennessee
EFTLogix, Inc.	Nevada
Electronic Banking Solutions Limited	Australia
Emecei Inversiones SA	Argentina
Encorus UK Limited	United Kingdom
EPSF Corporation	Delaware
European Merchant Services BV	Netherlands
Europrocessing Central East Europe AS	Norway
Europrocessing Slovakia AS	Slovakia
FDC Australia (Acquisitions) Pty Limited	Australia
FDC International Inc.	Delaware
FDC Offer Corporation	Delaware
FDFS Holdings, LLC	Delaware
FDGS Holdings General Partner II, LLC	Delaware
FDGS Holdings, LLC	Delaware
FDGS Holdings, LP	Delaware
FDI Merchant Services Holding (Netherlands) BV	Netherlands
FDMS Mexico Holdings Inc.	Canada
FDMS Partner, Inc.	Delaware
FDR (First Data Resources) Europe B.V.	Netherlands
FDR Interactive Technologies Corporation	New York
FDR Ireland Limited	Delaware
FDR Limited	Delaware
FDR Missouri Inc.	Delaware
FDR Signet Inc.	Delaware
FDR Subsidiary Corp.	Delaware
FDR U.K. Limited	United Kingdom
Federated Union Systems, Limited	Ireland
First Data Acquisition Corp.	Canada
First Data APSS Coöperatief U.A.	Netherlands
First Data Asia Processing Co. Pty Ltd.	Australia
First Data Asia Pte Ltd.	Singapore
First Data Australia Investments	Australia partnership
First Data (Austria) GbR	Austria partnership
First Data Austria GmbH	Austria
First Data Austria Holdings GmbH	Austria
First Data Aviation LLC	Delaware
First Data Belgium SPRL	Belgium
First Data Bilgi Isleme Hizmetleri Limited Sirketi	Turkey
First Data Canada General Partnership No. 1	Canada partnership
First Data Canada Limited	Ontario
First Data Capital, Inc.	Delaware
First Data Card Solutions, Inc.	Maryland
First Data CEE a.s.	Slovakia
First Data Central and Eastern Europe and Nordics ASA	Norway
First Data (China) Co., Ltd.	China
First Data CIS	Russia
First Data Commercial Services Holdings, Inc.	Delaware
First Data Communications Corporation	Delaware
First Data Cono Sur SA	Argentina
First Data Corporation Australia (Holdings) Pty Limited	Australia
First Data Corporation (Luxembourg) SARL	Luxembourg

First Data Czech Republic	Czech Republic
First Data Deutschland GmbH	Germany
First Data Deutschland Holding GmbH	Germany
First Data Digital Certificates Inc.	Delaware
First Data EESTI OU	Estonia
First Data Europool Ltd.	Bermuda
First Data Financial Services, L.L.C.	Delaware
First Data Foundation	Colorado not-for-profit
First Data (Germany) GbR	Germany partnership
First Data Government Solutions, Inc.	Delaware
First Data Government Solutions, LLC	Delaware
First Data Government Solutions, LP	Delaware
First Data Global Services Limited	Ireland
First Data GmbH	Germany
First Data (Greece) Holdings SA	Greece
First Data (Greece) International Holdings SA	Greece
First Data (Greece) US Holding Corp.	Delaware
First Data Hellas (Bermuda) Holding Ltd.	Bermuda
First Data Hellas S.A.	Greece
First Data Holding I (Netherlands) BV	Netherlands
First Data Holding II (Netherlands) BV	Netherlands
First Data Holding (Slovakia) s.r.o.	Slovakia
First Data Hong Kong Limited	Hong Kong
First Data Hungary	Hungary
First Data (India) Private Limited	India
First Data Ibérica, S.A.	Spain
First Data Integrated Services Inc.	Delaware
First Data International d.o.o.	Croatia
First Data International (France) SARL	France
First Data International Incorporated	Delaware
First Data International (Italia) Srl	Italy
First Data International Korea, Inc.	Korea
First Data International Luxembourg SARL	Luxembourg
First Data International Luxembourg II SARL	Luxembourg
First Data International Luxembourg III SARL	Luxembourg
First Data International Luxembourg IV SARL	Luxembourg
First Data Japan Co., Ltd.	Japan
First Data Korea Limited	Korea
First Data Latin America Inc.	Delaware
First Data Latvia	Latvia
First Data Lietuva	Lithuania
First Data Loan Company, Canada	Canada
First Data (Mauritius) Holding Company	Mauritius
First Data Merchant Services Corporation	Florida
First Data Merchant Services México, S. de R.L. de C.V.	Mexico
First Data Merchant Services Northeast, LLC	Delaware
First Data Merchant Services Southeast, L.L.C.	Delaware
First Data Middle East FZ — LLC	UAE
First Data Mobile GmbH	Germany
First Data Mobile Holdings, Inc.	Delaware
First Data Mobile (Bermuda) Holdings, Ltd.	Bermuda
First Data Mobile Holdings Limited	Ireland
First Data Mobile Payments Limited	Ireland
First Data Mobile Solutions Limited	Ireland
First Data New Zealand Limited	New Zealand
First Data (Netherlands) CV	Netherlands partnership
First Data (Norway) Holding AS	Norway
First Data Operations (Austria) GmbH	Austria
First Data Operations (Luxembourg) SARL	Luxembourg
First Data Operations (Netherlands) Coöperatief U.A.	Netherlands
First Data Orca JV Holdco Pte Limited	Singapore
First Data Poland Holdings S.A.	Poland

First Data Payment Services, LLC	Delaware
First Data Pittsburgh Alliance Partner Inc.	Delaware
First Data Procurements México, S. de R.L. de C.V.	Mexico
First Data PS Acquisition Inc.	Delaware
First Data Real Estate Holdings L.L.C.	Delaware
First Data Resources Asia-Pacific Limited	Australia
First Data Resources Australasia Limited	Australia
First Data Resources Australia Limited	Australia
First Data Resources Canada, Inc.	Ontario
First Data Resources Holdings Pty Limited	Australia
First Data Resources Investments Pty Limited	Australia
First Data Resources Limited	United Kingdom
First Data Resources, LLC	Delaware
First Data Resources South Africa (Proprietary) Limited	South Africa
First Data Retail ATM Services L.P.	Texas
First Data Romania SRL	Romania
First Data Secure LLC	Delaware
First Data Serbia and Montenegro d.o.o.	Serbia
First Data (Singapore) Pte Ltd.	Singapore
First Data Slovakia, a.s.	Slovakia
First Data Solutions L.L.C.	Delaware
First Data Spain Holdings	Spain
First Data Technologies, Inc.	Delaware
First Data Trust Company, LLC	Colorado
First Data UK LLP	United Kingdom
First Data Uruguay SA	Uruguay
First Data Voice Services	Delaware general partnership
First Data, L.L.C.	Delaware
First Data/Paymentech Canada Partner Inc.	Canada
First POS BV	Netherlands
Four Square Software Limited	United Kingdom
FSM Services Inc.	Delaware
FTS (NSW) Pty. Limited	Australia
Funds & Assets Management LLC	New York
FundsXpress, Inc.	Delaware
FundsXpress Financial Network, Inc.	Texas
FX Securities, Inc.	Delaware
Gestion Electronica y Comercializacion SA	Argentina
Gibbs Management Group, Inc.	Georgia
Gift Card Services, Inc.	Oklahoma
Gratitude Holdings LLC	Delaware
H & F Services, Inc.	Tennessee
Harcal Number Two Limited	United Kingdom
Huntington Merchant Services, L.L.C.	Delaware
ICVerify, Inc.	Delaware
IDLogix, Inc.	Delaware
Initial Merchant Services, LLC	Delaware
Instant Cash Services, LLC	Delaware
Integrated Payment Systems Canada Inc.	Canada
Integrated Payment Systems Inc.	Delaware
Intelligent Results, Inc.	Washington
Inverland Jasper SL	Spain
Inversora Rioplatense SA	Argentina
IPS Holdings Inc.	Delaware
IPS Inc.	Colorado
IRS Intelligent Risk Management Solutions GmbH	Germany
JOT, Inc.	Nevada
Linkpoint International, Inc.	Nevada
LoyaltyCo LLC	Delaware
MAS Holdings Limited	United Kingdom
MAS Inco Corporation	Delaware
MAS Ohio Corporation	Delaware

Merchant-Link, LLC	Delaware
Merchant Solutions Private Limited	Bangladesh
Merchant Solutions Private Limited	Singapore
Merchant Solutions Private Limited	Sri Lanka
Merchant Solutions Pte (Macau) Limited	Macau
Merchant Solutions Pte Limited	Hong Kong
Merchant Solutions (Shanghai) Consultancy Co., Ltd.	China
Merchant Solutions Sdn Bhd	Malaysia
Money Network Financial, LLC	Delaware
National Payment Systems Inc.	New York
New Payment Services, Inc.	Georgia
Northern Gaming Systems Pty. Limited	Australia
NPSF Corporation	Delaware
Omnipay Limited	Ireland
PayCan Holdings, Inc.	Delaware
Paycare Limited	United Kingdom
Paymentech Canada Debit, Inc.	Ontario
Paymentech Employee Resources, LLC	Delaware
Paymentech, Inc.	Delaware
Paymentech, L.P.	Delaware
Paymentech Management Resources, Inc.	Delaware
Paymentech Salem Services, LLC	Delaware
PayPoint Electronic Payment Systems, LLC	Delaware
PaySys de Costa Rica, S.A.	Costa Rica
PaySys do Brasil Ltda.	Brazil
PaySys Europe, B.V.	Netherlands
PaySys International, Inc.	Florida
PaySys International Limited	Ireland
PaySys International Pty. Ltd.	Australia
Peace Software, Inc.	Delaware
Peace Software Australia Ltd.	New Zealand
Peace Software Australia Pty Ltd.	Australia
Peace Software Canada Inc.	Canada
Peace Software Europe Ltd.	New Zealand
Peace Software Europe Operations Ltd.	Ireland
Peace Software Limited	Ireland
Peace Software New Zealand Ltd.	New Zealand
Peace Software North America Ltd.	New Zealand
Peace Software U.K. Limited	United Kingdom
Pegaso SA	Argentina
PNC Merchant Services Company	Delaware General Partnership
Polcard, S.A.	Poland
POS Holdings, Inc.	California
POS Merchant Solutions Pte. Limited	India
POS Merchant Solutions Sdn Bhd	Brunei
Posnet SA	Argentina
Processing Center, S.A.	Panama
PT1 General Partner, LLC	Delaware
Publicdatasystems, Inc.	Delaware
QSAT Financial, LLC	Delaware
Red Link SA	Argentina
REMITCO LLC	Delaware
Research Park Association, Inc.	Florida not-for-profit
Rings Acquisition Corp.	Georgia
Sagebrush Holdings Inc.	Delaware
Sagetown Holdings Inc.	Delaware
Sageville Holdings LLC	Delaware
Shared Global Systems, Inc.	Texas
Signet	United Kingdom
Signet Processing Limited	United Kingdom
Size Technologies, Inc.	California
Southern Telecheck, Inc.	Louisiana

Star Networks, Inc.	Delaware
Star Processing, Inc.	Delaware
Star Systems Assets, Inc.	Delaware
Star Systems, Inc.	Delaware
Star Systems, LLC	Delaware
Strategic Investment Alternatives LLC	Delaware
SunTrust Merchant Services, LLC	Delaware
SurePay Real Estate Holdings, Inc.	Delaware
SY Holdings, Inc.	Delaware
TASCanada Technology Inc.	Canada
TASQ Corporation	Delaware
TASQ Technology, Inc.	California
Taxware, LLC	Delaware
Technology Solutions International, Inc.	Georgia
TeleCash GmbH & Co. KG	Germany
TeleCash Holding GmbH & Co. KG	Germany
TeleCash Management GmbH	Germany
TeleCash Verwaltungs GmbH	Germany
Tele-Check New Zealand Limited	New Zealand
TeleCheck (Australia) Pty Limited	New Zealand
TeleCheck Acquisition LLC	Delaware
TeleCheck Acquisition-Michigan, LLC	Delaware
TeleCheck Holdings, Inc.	Georgia
TeleCheck International, Inc.	Georgia
TeleCheck Payment Systems Limited	New Zealand
TeleCheck Pittsburgh/West Virginia, Inc.	Pennsylvania
TeleCheck Services Canada, Inc.	Canada
TeleCheck Services Ontario Limited	Canada
TeleCheck Services, Inc.	Delaware
TeleCheck Services of Puerto Rico, Inc.	Georgia
Tellan Software, Inc.	California
The Joint Credit Card Company Limited	United Kingdom
TRS Recovery Services, Inc.	Colorado
Transaction Solutions Holdings, Inc.	Delaware
Transaction Solutions, LLC	Delaware
Unibex India Private Limited	India
Unibex, LLC	Delaware
Unified Merchant Services	Georgia General Partnership
Unified Network Payment Solutions	Ontario Partnership
Unified Partner, Inc.	Delaware
USPI — Canada Inc.	Canada
ValueLink, LLC	Delaware
Virtual Financial Services, LLC	Delaware
Wells Fargo Merchant Services, L.L.C.	Delaware
Yclip, LLC	Delaware

Entities wholly owned by First Data Corporation, unless noted otherwise